Exhibit 10.5

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of August 12, 2005 between VirnetX Inc., a Delaware corporation (the “Debtor”), and Science Applications International Corporation, a Delaware corporation (the “Secured Party”).

WHEREAS, the Debtor is obligated to pay the Secured Party certain amounts pursuant to a Patent License and Assignment Agreement, between the parties, dated August 12, 2005 (the “Patent License and Assignment Agreement”); and

WHEREAS, to secure its payment obligations under the Patent License and Assignment Agreement the Debtor wishes to grant a security interest in favor of the Secured Party as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Definitions.  As used in this Agreement:

1.1

All terms defined in the Uniform Commercial Code of the State of California shall have the definitions ascribed to them in such Uniform Commercial Code; provided that, if a term is defined in Article 9 of the Uniform Commercial Code of the State of California differently than in another Article of the Uniform Commercial Code of the State of California, the term has the meaning specified in Article 9.

1.2

The term “Obligations” means all of the indebtedness, obligations and liabilities of the Debtor to the Secured Party, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of (i) the Patent License and Assignment Agreement, including without limitation the payment obligations under the license set out in Section 2 of the Patent License and Assignment Agreement, the assignment set out in Section 4 of the Patent License and Assignment Agreement, the license grant post reversion set out in Section 5 of the Patent License and Assignment Agreement and the action or proceeding recovery payments set out in Section 6.3 of the Patent License and Assignment Agreement, or (ii) this Agreement.

2.

Grant of Security Interest.  The Debtor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Secured Party the following properties, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”):

(a)

all copyrights, trademarks, patents and patent applications (both domestic or foreign) and other intellectual property described on Schedule II and all modifications, improvements and exclusive licenses relating to any of the foregoing, all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and all know-how related to the assets described on Schedule II; for sake of clarity, the foregoing does not include know-how that is not related to the assets described on Schedule II;

(b)

all cash and non-cash proceeds resulting from a transfer, sale or exclusive license of any and all of the foregoing Collateral, all cash and non-cash proceeds of infringement suits relating to any and all of the foregoing Collateral, and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof) or any indemnity, warranty or guaranty payable with respect to the foregoing Collateral; and

(c)

any other intellectual property rights assigned to Debtor by SAIC pursuant to the Patent License and Assignment Agreement.

3.

Authorization to File Financing Statements.  The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction or with any other state or federal governmental agency or body which the Secured Lender deems appropriate any initial financing statements and amendments thereto that (a) identify the Collateral and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State of California, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment.

4.

Other Actions.  To further the attachment, perfection and first priority (subject only to Permitted Liens) of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in the Collateral, and without limitation on the Debtor’s other obligations in this Agreement, the Debtor agrees, in each case at the Debtor’s expense, at the request and option of the Secured Party, to take any and all actions the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority (subject only to Permitted Liens) of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Debtor’s signature thereon is required therefor, (b) causing the Secured Party’s name to be noted as Secured Party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including, without limitation, any foreign jurisdiction.

5.

Representations and Warranties Concerning Debtor’s Legal Status.  The Debtor represents and warrants to the Secured Party as follows: (a) the Debtor’s exact legal name is that indicated on the signature page hereof, (b) the Debtor is an organization of the type, and is organized in the jurisdiction set forth in Schedule I hereto, (c) Schedule I accurately sets forth the Debtor’s organizational identification number or accurately states that the Debtor has none, (d) Schedule I accurately sets forth the Debtor’s place of business or, if more than one, its chief executive office, as well as the Debtor’s mailing address, if different, and (e) all other information set forth on Schedules I and II pertaining to the Debtor is accurate and complete.

6.

Covenants Concerning Debtor’s Legal Status.  The Debtor covenants with the Secured Party as follows:  (a) without providing at least 30 days’ prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, chef executive office, or its mailing address or organizational identification number if it has one, (b) if the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number, and (c) the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

7.

Representations and Warranties Concerning Collateral, etc.  The Debtor further represents and warrants to the Secured Party as follows: (a) upon consummation of the Assignment (as defined in the Patent License and Assignment Agreement), the Debtor will be the owner of the Collateral, free from any right or claim or any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement (“Permitted Liens”) and (b) Schedule II sets forth a true and correct list of all United States registered copyrights and copyright registrations, applications for copyright registrations, patents and patent applications or registrations, and trademarks, trademark registrations and applications to be acquired by Debtor under the Patent License and Assignment Agreement and under the Professional Services Agreement entered into by Debtor and Secured Party, dated August 12, 2005 and attached hereto as Exhibit A.

8.

Covenants Concerning Collateral, etc.  The Debtor further covenants with the Secured Party as follows: (a) the Debtor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than the Secured Party except for Permitted Liens, (b) the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (c) the Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for sales and leases of inventory and licenses of general intangibles in the ordinary course of business and assignments or sublicenses to Subsidiaries as provided for in the Patent License and Assignment Agreement, (d) the Debtor will not register with the United States Copyright Office (or apply for such registration of) any of the Debtor’s maskworks, computer software or other copyrights that would infringe or contribute to the infringement of the Collateral, unless the Debtor has provided Secured Party not less than 30 days prior written notice of the commencement of such registration/application and the Debtor has executed and delivered to Secured party such security agreement(s) and other documentation (in form and substance reasonably satisfactory to Secured Party) which Secured Party in its good faith business judgment may require for filing with the United States Copyright Office with respect to such registration or application, (e) the Debtor will identify to Secured Party in writing any and all patents or trademarks that would infringe or contribute to the infringement of the Collateral and that are registered (or the subject of any application for registration) with that United States Patent and Trademark Office that the Debtor acquires in the future, promptly upon such acquisition; and, upon Secured Party’s request therefore, the Debtor shall promptly execute and deliver to Secured Party such security agreements(s) and other documentation (in form and substance reasonably satisfactory to Secured Party) which Secured Party in its good faith business judgment may require for filing with the United States Patent and Trademark Office with respect to such registrations or applications.

9.

Collateral Protection Expenses; Preservation of Collateral.

9.1

Expenses Incurred by Secured Party.  In the Secured Party’s discretion, if the Debtor fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums.  The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made.  The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Event of Default.

9.2

Secured Party’s Obligations and Duties.  Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder.  The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times.  The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State of California or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

10.

Power of Attorney.

10.1

Appointment and Powers of Secured Party.  The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives such attorneys the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following:

(a)

upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State of California and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Debtor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)

to the extent that the Debtor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor’s name such financing statements and amendments thereto and continuation statements which may require the Debtor’s signature.

10.2

Ratification by Debtor.  To the extent permitted by law, the Debtor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and is irrevocable.

10.3

No Duty on Secured Party.  The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the Secured Party’s own gross negligence or willful misconduct.

11.

Rights and Remedies.  If an Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Debtor have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a Secured Party under the Uniform Commercial Code of the State of California and any additional rights and remedies which may be provided to a Secured Party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom.  The Secured Party may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor’s principal office(s) or at such other locations as the Secured Party may reasonably designate.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made.  The Debtor hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice.  In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

12.

Standards for Exercising Rights and Remedies.  To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (1) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral.  The Debtor acknowledges that the purpose of this Section 12 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the Uniform Commercial Code or other law of the State of California or any other relevant jurisdiction in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 12.  Without limitation upon the foregoing, nothing contained in this Section 12 shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 12.

13.

No Waiver by Secured Party, etc.  The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party.  No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.  All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

14.

Suretyship Waivers by Debtor.  The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.  With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable.  The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 9.2.  The Debtor further waives any and all other suretyship defenses.

15.

Marshalling.  The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

16.

Proceeds of Dispositions; Expenses.  The Debtor shall pay to the Secured Party on demand any and all expenses, including without limitation reasonable attorneys’ fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral.  After deducting all of such expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine, proper allowance and provision being made for any Obligations not then due.  Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(l)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State of California, any excess shall be returned to the Debtor.  In the absence of final payment and satisfaction in full of all of the Obligations, the Debtor shall remain liable for any deficiency.

17.

Overdue Amounts.  Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Patent License and Assignment Agreement.

18.

Termination of Security Interest.  Upon satisfaction of the Debtor’s obligation to pay the Maximum Amount (as such term is defined in the Patent License and Assignment Agreement) pursuant to the Patent License and Assignment Agreement, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Debtor.  Upon any such termination, the Secured Party shall authenticate and deliver to the Debtor such documents as the Debtor may reasonably request to evidence such termination.

19.

Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

20.

Waiver of Jury Trial.  THE DEBTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.  Except as prohibited by law, the Debtor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  The Debtor (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and (ii) acknowledges that the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 20.

21.

Miscellaneous.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.  The Debtor acknowledges receipt of a copy of this Agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the date first above written.

VirnetX Inc.
By /s/ Kendall Larsen
Its President and CEO
Accepted:
Science Applications International Corporation
By /s/ Pamela J. Bumann
Its Senior Vice President

SCHEDULE I

1.

Organizational Information.

Jurisdiction of Organization	Type of Organization	Organizational Identification Number
Delaware	Corporation	Not applicable

2.

Mailing Address.

Kendall Larsen
President
VirnetX Inc.
157 Provincetown Ct.
Aptos, California  95003
Tel. No.

831-685-0117
Fax No.

831-685-0117

3.

Location of Chief Executive Office.

Kendall Larsen
President
VirnetX Inc.
157 Provincetown Ct.
Aptos, California  95003
Tel. No.

831-685-0117
Fax No.

831-685-0117

4.

Other Names.

(a)

All other names, including, without limitation, trade names or similar appellations, used by the Debtor, or any other business or organization to which the Debtor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years.

NONE

(b)

For each other business or organization to which the Debtor became the successor by merger, consolidation, acquisition of assets, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years, the:

NONE

Jurisdiction of Organization	Type of Organization	Organizational Identification Number

1.

Other Current Locations.

NONE

(a)

The following are all other locations in the U.S.  in which the Debtor maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

Street	County	State

(b)

The following are all other places of business of the Debtor in the U.S.:

Street	County	State

(c)

The following are all other locations in the U.S.  where any of the Collateral consisting of inventory or equipment is located:

Street	County	State

(d)

The following are the names and addresses of all persons or entities other than the Debtor, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment:

Name	Mailing Address	County	State

1.

Prior Locations.

NONE

(a)

Set forth below is the information required by Section 5(a) or 5(b) with respect to each location or place of business previously maintained by the Debtor at any time during the past five years in a state in which the Debtor has previously maintained a location or place of business at any time during the past four months:

Street	County	State

(b)

Set forth below is the information required by Section 5(c) or 5(d) with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Name	Mailing Address	County	State

1.

Commercial Tort Claims.

NONE

S-1

SCHEDULE II

Patents, Patent Applications and Ordered IP

1.

SAIC Patent Rights:

Country	Patent/Application No.	Filing Date	Title	Docket Nos.
JP	JP Application No. 2000-580354	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-JAP BW 000479.00042
CA	CA Application No. 2,349,520	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-CAN BW 000479.00043
AU	AU Application No. 16003/00	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-AUS BW 000479.00046
EU	EPO Application No. 99 958693.6	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-EPO BW 000479.00047
US	U.S. Application No. 09/429,643	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-US BW 000479.84602
US	U.S. Application No. 10/401,551	3/31/03	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-DIV BW 000479.00102
JP	JP Application No. 2000-580350	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-JAP2 BW 000479.00040
CA	CA Application No. 2,349,519	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-CAN2 BW 000479.00041
AU	AU Application No. 14553/00	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-AUS2 BW 000479.00048
EU	EPO Application No. 99 971606.1	10/29/99	An Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 98-10-EPO-2 BW 000479.00049
US	U.S. Patent No. 6,502,135	2/15/00	Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10003 BW 000479.85672
EU	EPO Application No. 01 910528.7	2/15/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10003-EPO BW 000479.00080
JP	JP Application No. 2001-560062	2/15/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10003-JAP BW 000479.00081
US	U.S. Patent No. 6,618,761	2/26/02	Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 10003-DIV BW 000479.00067
US	U.S. Patent No. 6,907,473	3/31/03	Improvements to an Agile Network Protocol For Secure Communications With Assured System Availability	SAIC 10003-DIV-1 BW 00049.00101
US	U.S. Patent No. 6,834,310	2/26/02	Preventing Packet Flooding of a Computer on a Computer Network	SAIC 10003-DIV-2 000479.00068
US	U.S. Application No. 10/259,494	9/30/02	Establishment of a Secure Communication Link Based on a Domain Name Service (DNS) Request	SAIC 10003-DIV-3 BW 000479.00082
EU	EPO Application No. 01 932629.7	4/26/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10006-EPO BW 000479.00085
JP	JP Application No. 2001-583006	4/26/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10006-JAP BW 000479.00086
US	U.S. Patent No. 6,839,759	11/7/03	Method for Establishing Secure Communications Link Between Computers of Virtual Private Network Without User Entering Any Cryptographic Information	SAIC 10006-Cont BW 000479.00110
EU	EPO Application No. 01 932628.9	4/26/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10007-EPO BW 000479.00087
JP	JP Application No. 2001-501144	4/26/00	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10007-JAP 000479.00088
US	U.S. Application No. 10/714,849	11/18/03	An Agile Network Protocol for Secure Communications Using Secured Domain Names	SAIC 10007-Cont 000479.00111
EU	EPO Application No. 05 102086.5-2413	3/16/05	Improvements to an Agile Network Protocol for Secure Communications with Assured System Availability	SAIC 10007-EPO-DIV BW 000479.00145
US	U.S. Application No. 09/874,258	6/6/01	Third Party VPN Certification	SAIC 10101-US BW 000479.00032
EU	EPO Application No. 02 718836.6	1/17/02	Third Party VPN Certification	SAIC 10101-EPO BW 000479.00108
US	U.S. Application No. 10/702,486	11/7/03	Method for Establishing Secure Communication Link Between Computers of Virtual Private Network	SAIC 10006-DIV(1) BW 000479.00112
US	U.S. Patent No. 6,826,616	11/7/03	Method for Establishing Secure Communication Link Between Computers of Virtual Private Network	SAIC 10006-DIV (2) BW 000479.00113

2.

Licensee Improvements:  Any improvements for which Licensee (or any of its sublicensees) files a patent application or obtains the issuance of any patents that come within the scope of the claims in the patents and patent applications set forth in Schedule II(1) (SAIC Patent Rights).

3.

Ordered IP:  All Intellectual Property developed by SAIC pursuant to the Professional Services Agreement entered into by Debtor and Secured Party, dated August 12, 2005 and attached hereto as Exhibit A.  Intellectual Property for purposes of this Schedule II, Section 3 shall have the meaning set out in Section 7(i) of the Professional Services Agreement.

S-2

December 28, 2005

Mike Lachuk
Deputy General Counsel
SAIC
10260 Campus Pt Drive
Mailstop: F3
San Diego, CA  92121

Dear Mike,

Pursuant to Section 6 of the Patent License and Assignment Agreement, dated August 12, 2005, between Science Applications International Corporation and VirnetX Inc.  (the “Agreement”), we hereby inform you that we have become aware of Microsoft Corporation’s Live Communications Server 2005, with associated Service Pack 1 (SP1), SDK, Microsoft Office Communication 2005, Groove Networks Virtual Office, Groove Networks Workspace and all FrontBridge Technologies Product and Service Offerings which may infringe the SAIC Patent Rights (as such term is defined in the Agreement).  Please call me at 650-642-4838 to discuss this matter further.  We look forward to working with you to resolve this as soon as possible.

/s/ Kendall Larsen
Kendall Larsen
CEO and Co-Founder
VirnetX Inc.
157 Provincetown Ct
Aptos Ca. 95003